UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 27, 2026

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2026, Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA, a Class II director, notified NeOnc Technologies Holdings, Inc. (the “Company”) of his resignation as a member of the Company’s Board of Directors (the “Board”), effective immediately. In connection with his resignation, Dr. Chiang also resigned from the Company’s Scientific Advisory Board. Dr. Chiang’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On July 1, 2026, the Board of the Company elected Nasim Shomali as a director of the Company, effective immediately, to serve as a Class II director until the Company’s 2027 annual meeting of stockholders.

From April 2013 to April 2026, Ms. Shomali served as a Strategy Executive at Accenture. In this capacity, she advised senior executives at Fortune 20 companies on enterprise strategy, operating-model development, and large-scale transformation initiatives. Her work included leading corporate strategy programs, supporting product redesign and new-product introduction, guiding market-expansion strategies, and developing automation and efficiency roadmaps across global business units. She also managed and expanded Accenture’s U.S. Software, Platform, and Technology sustainability portfolio. Ms. Shomali earned her M.B.A., with a concentration in finance, from the UCLA Anderson School of Management. She holds dual bachelor’s degrees in Bioengineering and Mathematics from the University of Washington and completed the Sustainable Leadership Development Executive Program at the Yale School of Management.

There is no arrangement or understanding between Ms. Shomali and any other person pursuant to which she was selected as director. Shomali is the niece of Amir Heshmatpour, the Company’s President, Chief Executive Officer and Executive Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2026	NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
		Name:	Amir Heshmatpour
		Title:	Chief Executive Officer, President and Executive Chairman

2